Contingent Liabilities and Commitments	6 Months Ended
Jun. 30, 2022
Disclosure of contingent liabilities [abstract]
Contingent Liabilities and Commitments
26. CONTINGENT LIABILITIES AND COMMITMENTS

	30 June 2022	31 December 2021
	£m	£m
Guarantees given to third parties	428	363
Formal standby facilities, credit lines and other commitments	37,224	37,346
	37,652	37,709
Where the items set out below can be reliably estimated, they are disclosed in the table above.There have been no significant changes to the contingent liabilities as set out in Note 31 to the Consolidated Financial Statements in the 2021 Annual Report, except as set out below:
Other legal actions and regulatory matters
Santander UK engages in discussion, and co-operates, with the FCA, PRA, CMA and other regulators and government agencies in various jurisdictions in their supervision and review of Santander UK including reviews exercised under statutory powers, regarding its interaction with past and present customers, both as part of general thematic work and in relation to specific products, services and activities. During the ordinary course of business, Santander UK is also subject to complaints and threatened legal proceedings brought by or on behalf of current or former employees, customers, investors or other third parties, in addition to legal and regulatory reviews, challenges and tax or enforcement investigations or proceedings in various jurisdictions. All such matters are assessed periodically to determine the likelihood of Santander UK incurring a liability.
In those instances where it is concluded that it is not yet probable that a quantifiable payment will be made, for example because the facts are unclear or further time is required to fully assess the merits of the case or to reasonably quantify the expected payment, no provision is made. In addition, where it is not currently practicable to estimate the possible financial effect of these matters, no provision is made.
FCA civil regulatory investigation into Santander UK plc financial crime systems, processes and controls, and compliance with the Money Laundering Regulations 2007
During HY 2022 Santander UK plc continued to cooperate with an FCA civil regulatory investigation which commenced in July 2017 into our compliance with the Money Laundering Regulations 2007 and potential breaches of FCA principles and rules relating to anti-money laundering and financial crime systems and controls. The FCA’s investigation focuses primarily on the period 2012 to 2017 and includes consideration of high-risk customers including Money Service Businesses. It is not currently possible to make a reliable assessment of any liability resulting from the investigation including any financial penalty.
Payment Protection Insurance
In relation to a specific PPI portfolio of complaints, a legal dispute regarding allocation of liability is in its early stages. The dispute relates to the liability for PPI mis-selling complaints relating to pre-2005 PPI policies underwritten by AXA France IARD and AXA France Vie (together, AXA France - previously Financial Insurance Company Ltd and Financial Assurance Company Ltd respectively) and involves Santander Cards UK Limited (a former GE Capital Corporation entity and distributor of pre-2005 PPI known as GE Capital Bank Limited which was acquired by Banco Santander SA in 2008 and subsequently transferred to Santander UK plc) and a Banco Santander SA subsidiary Santander Insurance Services UK Limited (together the Santander Entities). During the relevant period, AXA France were owned by Genworth Financial International Holdings, Inc (Genworth).
In September 2015, AXA SA acquired AXA France from Genworth. In July 2017, the Santander Entities notified AXA France that they did not accept liability for losses on PPI policies relating to the relevant period. Santander UK plc entered into a Complaints Handling Agreement (CHA) with AXA France pursuant to which it agreed to handle complaints on their behalf, and AXA France agreed to pay redress assessed to be due to relevant policyholders on a without prejudice basis. A standstill agreement was entered into between the Santander Entities and AXA France as a condition of the CHA.
In July 2020, Genworth announced that it had agreed to pay AXA SA circa £624m in respect of PPI mis-selling losses in settlement of the related dispute concerning obligations under the sale and purchase agreement pursuant to which Genworth sold AXA France to AXA SA. The CHA between Santander UK plc and AXA France terminated on 26 December 2020. On 30 December 2020, AXA France provided written notice to the Santander Entities to terminate the standstill agreement. During 2021, AXA France commenced litigation against the Santander Entities seeking recovery of £636m and any further losses relating to pre-2005 PPI. Judgment in respect of the Santander Entities application for AXA France’s claim to be struck out/summarily dismissed, was handed down by the Commercial Court on 12 July 2022. In summary, the Commercial Court upheld a significant part of the Santander Entities’ strike-out application, striking out AXA France’s claim for contribution against Santander for alleged losses and requiring AXA France to re-plead a significant portion of its other pleadings. The Santander Entities are seeking permission to appeal aspects of the strike out decision on which they were unsuccessful. Overall the dispute remains at an early stage and there are ongoing factual issues to be resolved which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The litigation and other regulatory provision in Note 24 includes our best estimate of the Santander Entities’ liability to the specific portfolio. Further information has not been provided on the basis that it would be seriously prejudicial to the Santander Entities’ interests in connection with the dispute.
In addition, and in relation to PPI more generally the PPI provision includes an amount relating to legal claims challenging the FCA’s industry guidance on the treatment of Plevin / recurring non-disclosure assessments. This provision is based on current stock levels, future projected claims, and average redress. There remains a risk that volumes received in future may be higher than forecast. The provision in Note 24 includes our best estimate of Santander UK’s liability for the specific issue. The actual cost of customer compensation could differ from the amount provided. It is not currently practicable to provide an estimate of the risk and amount of any further financial impact.
German dividend tax arbitrage transactions
In June 2018 the Cologne Criminal Prosecution Office and the German Federal Tax Office commenced an investigation in relation to the historical involvement of Santander UK plc, Santander Financial Services plc and Cater Allen International Limited (all subsidiaries of Santander UK Group Holdings plc) in German dividend tax arbitrage transactions (known as cum/ex transactions). These transactions allegedly exploited a loophole of a specific German settlement mechanism through short-selling and complex derivative structuring which resulted in the German government either refunding withholding tax where such tax had not been paid or refunding it more than once. The German authorities are investigating numerous institutions and individuals in connection with alleged transactions and practices which may be found to be illegal under German law.
During H122 we continued to cooperate with the German authorities and, with the assistance of external experts, to progress an internal investigation into the matters in question. From Santander UK plc’s perspective, the investigation is focused principally on the period 2009-2011 and remains on-going. There remain factual issues to be resolved which may have legal consequences including potentially material financial penalties. These issues create uncertainties which mean that it is difficult to predict the resolution of the matter including timing or the significance of the possible impact. Any potential losses, claims or expenses suffered or incurred by Santander Financial Services plc in respect of these matters have been fully indemnified by Santander UK plc, as part of the ring-fencing transfer scheme between Santander UK plc, Santander Financial Services plc and Banco Santander SA.
Taxation
The Santander UK group engages in discussion, and co-operates, with HM Revenue & Customs (HMRC) in their oversight of the Santander UK group’s tax matters. The Santander UK group adopted the UK’s Code of Practice on Taxation for Banks in 2010.
Certain leases in which the Santander UK group is or was the lessor have been under review by HMRC in connection with claims for tax allowances. Under the terms of the lease agreements, the Santander UK group is fully indemnified in all material respects by the respective lessees for any liability arising from the disallowance of tax allowances plus accrued interest. During 2021, an outline agreement in principle in respect of a number of these lease arrangements was reached directly between the lessee and HMRC. This agreement was executed in April 2022, resulting in a final payment by the lessee to HMRC and the conclusion of HMRC’s review. There is no financial impact for the Santander UK group.
Other
On 2 November 2015, Visa Europe Ltd agreed to sell 100% of its share capital to Visa Inc. The deal closed on 21 June 2016. As a member and shareholder of Visa Europe Ltd, Santander UK received upfront consideration made up of cash and convertible preferred stock. Conversion of the preferred stock into Class A Common Stock of Visa Inc. depends on the outcome of litigation against Visa involving UK & Ireland (UK&I) multilateral interchange fees (MIFs). Following ring-fencing, all Visa stock is now held by Santander Equity Investments Limited (SEIL), outside the ring fenced bank.
In addition, Santander UK and certain other UK&I banks have agreed to indemnify Visa Inc. in the event that the preferred stock is insufficient to meet the costs of this litigation. Visa Inc. has recourse to this indemnity once more than €1bn of losses relating to UK&I MIFs have arisen or once the total value of the preferred stock issued to UK&I banks on closing has been reduced to nil. Whilst Santander UK's liability under this indemnity is capped at €39.85m, Visa Inc. may have recourse to a general indemnity in place under Visa Europe Operating Regulations for damages not satisfied through the above mechanism. At this stage, it is unclear whether the litigation will give rise to more than €1bn of losses relating to UK&I MIFs which means it is difficult to predict the resolution of the matter including the timing or the significance of the possible impact.
As part of the sale of subsidiaries, businesses and other entities, and as is normal in such circumstances, Santander UK plc (and/or, where relevant, its subsidiaries) has given warranties and indemnities to the purchasers.